UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05037

Professionally Managed Portfolios
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
 Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363

Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2016

Item 1. Report to Stockholders.

TCM SMALL CAP GROWTH FUND

ANNUAL REPORT

TCM Small Cap Growth Fund

September 30, 2016

TCM SMALL CAP GROWTH FUND

Table of Contents

Performance Discussion	2

Performance	8

Fund Information	9

Schedule of Investments	10

Fund Expense Example	13

Statement of Assets and Liabilities	15

Statement of Operations	16

Statements of Changes in Net Assets	17

Financial Highlights	18

Notes to Financial Statements	19

Report of Independent Registered Public Accounting Firm	26

Approval of Investment Advisory Agreement	27

Trustees and Executive Officers	30

Additional Information	34

Privacy Notice	36

TCM SMALL CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited)

November 14, 2016

Dear Fellow Shareholder:

Thank you for your investment in the TCM Small Cap Growth Fund (the “Fund”).  This is the annual report to shareholders of the Fund, covering the fiscal year ended September 30, 2016.  The report includes a discussion of the factors that impacted the performance of the Fund for the period, as well as information on Fund expenses and holdings.  The report also contains the audited financial statements of the Fund and a Report of Independent Registered Public Accounting Firm.

Equity markets during the fiscal year started out in positive territory only to see a December 2015 swoon that continued into the new year.  The fourth quarter of 2015 was marked by the Federal Reserve Bank finally launching its first rate increase since June 2006 and continued turmoil in the energy markets as oil dropped from over $50 to under $32 a barrel in early January.  The volatile first quarter of 2016 was marked by a strong sell-off lasting through the first week of February, only to see a rebound of similar, but not equal, force.  Over numerous quarters in recent years, political events have provided management teams with a seemingly never ending source of excuses for uncertain future earnings guidance.  The second quarter was no exception as the U.K. voted to leave the European Union (“Brexit”), casting uncertainty over markets worldwide.  After a strong run-up leading into the vote, investors were surprised by the results of the Brexit referendum and markets sold off sharply, only to recover much of that on the last days of the quarter.  Led by strong performance in July, equity markets posted positive returns in the most recent third quarter even though volatility increased as the summer ended.  While smaller cap and lower quality stocks were unusually strong during this period, the market overall was relatively docile in light of an economy that appears strong enough to avoid a recession but not robust enough to warrant the Fed to raise interest rates at least until year end.

Fiscal Year Performance Overview.  Quarterly returns and the total return for the one year ended September 30, 2016 for the Fund, the Russell 2000® Growth Index, the Fund’s benchmark, and the Lipper Small Cap Growth category average were:

	Small	Russell	Lipper Small
	Cap Fund	2000® Growth	Cap Growth
4th Quarter 2015	1.15%	4.32%	2.84%
1st Quarter 2016	-3.52%	-4.68%	-4.79%
2nd Quarter 2016	4.45%	3.24%	3.85%
3rd Quarter 2016	6.36%	9.22%	8.19%
1 Year	8.42%	12.12%	9.90%

Longer term performance for the Fund is set forth in the chart and table that follows this letter.

TCM SMALL CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited) (Continued)

Performance Attribution – Year in Review.  Below is a summary of performance attribution for each of the past four quarters.

Fourth Quarter 2015.  The top performing sectors in the Russell 2000® Growth Index during this quarter were healthcare, technology, materials and consumer staples.  The bottom performer was once again the energy sector, followed by consumer discretionary stocks.  Given the significant weight of healthcare stocks in the index and the sector’s performance, that sector accounted for 60% of the benchmark’s return for the quarter.  The strong performance of the healthcare sector was dominated by the performance of the biotechnology and pharmaceuticals industries, which currently account for 57% of all healthcare stocks in that sector.  The underperformance of the Fund relative to the benchmark was entirely attributable to performance in October, and in particular to the portfolio’s healthcare stocks.

We have consistently been underweight biotechnology and overweight the healthcare services industry, which is in line with our investment strategy that focuses on companies with current earnings and cash flow with sustainable valuations.  And despite the big run that biotech has had over the last few years, the Fund has performed well in healthcare overall due to good stock selection in healthcare services stocks.  However, in October 2015 biotech stocks had another strong run, while healthcare services underperformed across the board for several reasons – a bout of profit taking after strong performance that increased valuations, with the selling triggers being the very public controversies that erupted over heightened focus on drug pricing, managed care consolidation, Hillary Clinton’s comments on “excess profits”, as well as a waning tailwind from Obamacare related benefits for hospitals and other providers.  These events occurred in what was already a seasonally weak period for demand in healthcare services.  The effect of our economic sector weights was close to neutral, with the positive effect of our underweight to energy and consumer discretionary being offset by the overweight to industrials and underweight to healthcare.

First Quarter 2016.  The year started out with significant volatility as investors reacted to concerns over the disconnect between the Fed’s intentions to raise interest rates and the rest of the world focusing on monetary easing.  The Russell 2000® Growth Index dropped over 18% by February 10, only to see the market rebound strongly as the Fed signaled that the pace of rate increases would remain data dependent.  Subsequently the benchmark rose 17% as investors cheered the continuation of easy money and the resulting relief from an ever rising U.S. dollar and the pressure that it was putting on foreign sourced earnings and commodity prices.  Once the dust settled, small cap growth stocks posted negative returns for the quarter of nearly 5%.  Higher quality names were the winners overall for the period, although not the case for the month of March, when all boats were lifted by

TCM SMALL CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited) (Continued)

the powerful rally.  The swings in performance during the quarter by sectors, individual stocks and style factors, such as market cap or quality, were significant.

In small cap stocks, the energy and materials sectors were the losers heading into the February 11 trough and then rebounded sharply to lead the benchmark into the end of the quarter.  Given the relatively small weights of those sectors in the Russell 2000® Growth Index, however, it was healthcare (down -18.3%) that had the largest impact on the benchmark’s performance for the period.  The steep drop in biotech and pharmaceutical stocks in the early quarter meltdown was the primary driver of this sector’s quarterly performance as those stocks did not experience the same level of recovery as other industries and sectors.  The Fund outperformed the benchmark and peers for the quarter.  The tale of the quarter for us was strongly outperforming in the down first half of the quarter, and then lagging the strong bounce in the second half.  In the end, stock selection for the period was slightly positive.  The effect of our sector weights was also positive, primarily due to the underweight to healthcare and overweight to industrials.

Second Quarter 2016.  The second quarter began with a continuation of the rally off the February 11 lows, led by long out of favor cyclicals such as energy, mining and basic industrial stocks.  Equity markets dipped early in May reacting to pronouncements by the Federal Reserve that 2016 would likely see two or three rate hikes.  That reaction was short-lived, however, as investors recognized that reasonably positive U.S. economic data justified some tightening of monetary policy.  The ensuing rally, while strong heading into the end of the quarter, was cut short by the surprise outcome of the “Brexit” vote, which was not predicted by investors or the betting line leading up to the vote.  Although the stock market recovered quickly as investors digested the implications, the decision by the U.K. to leave the European Union created uncertainty and weighed on the global economy in several ways, including a continuing strong dollar, lower business confidence and tighter financial conditions.  The U.S., as opposed to Europe and most emerging markets, was better positioned to withstand these stresses, as consumers benefit from low mortgage rates and cheaper commodity/energy prices.

In a reversal from recent quarters, smaller cap stocks bested large caps and growth outperformed value.  The top performing sectors in the Russell 2000® Growth Index were uncharacteristically defensive in nature (utilities, telecommunications, consumer staples) but given their relatively low weight in the index (a combined 4.5%) contributed little to the index quarterly return of 3.24%.  The top contributors to that return were the healthcare, technology and materials sectors.  The Fund outperformed for the quarter based on strong positive stock selection in industrials, healthcare, financials, consumer staples and energy, offset by some underwhelming selection effect in consumer discretionary and technology.

TCM SMALL CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited) (Continued)

Cash was the biggest detractor to sector allocation, with the net effect of our economic sector weights being neutral.

Third Quarter 2016.  The Russell 2000® Growth Index posted a return of 9.22%, outperforming the S&P 500® Index by 5.37%.  While the sector performance in the Fund’s benchmark was fairly broad, returns were driven by the smallest cap stocks and those with low quality characteristics, such as low return on equity, low return on invested capital and non-earners.  Also in this environment, growth stocks outperformed value after lagging for the prior two quarters.  Unlike post-recession rallies, we do not see the attractiveness of lower quality stocks persisting for an extended period of time.  One of the difficulties for actively managed mutual funds in the third quarter, including the Fund, was the significant rebound performance of biotech stocks during the period.  Stock selection within healthcare has helped the Fund overcome that type of headwind in the past couple years but that was not the case in the third quarter.

The top performing sectors in the benchmark were energy, technology, healthcare and materials.  Given an investment process that focuses on earnings quality and sustainable valuations, the Fund lagged in stock selection in each of these sectors.  Our sector weights, which are driven by bottom up fundamental analysis, had a positive impact, helped by our overweight to technology and underweight to consumer discretionary and financials (the real estate industry, which we are also underweight, was broken out of financials within the index during the quarter into a separate economic sector).

Top and Bottom Contributing Stocks.  The top and bottom five contributing stocks to absolute performance for the 2016 fiscal year were:

	Average	Contribution
Top Five	Weight (%)	to Returns (%)
Waste Connections, Inc.
(solid waste services)	2.50	1.28
Take-Two Interactive Software, Inc.
(interactive entertainment)	2.22	1.12
VCA, Inc. (pet health care services)	2.78	1.06
Inphi Corp.
(communications semiconductor solutions)	1.69	1.03
Heska Corp.
(canine and feline veterinary products)	1.57	0.95

TCM SMALL CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited) (Continued)

	Average	Contribution
Bottom Five	Weight (%)	to Returns (%)
LDR Holding Corp.
(spinal medical equipment)	0.29	-0.61
Korn/Ferry International
(talent management/recruitment solutions)	0.49	-0.53
Impax Laboratories, Inc. (generic drugs)	0.92	-0.51
Steelcase, Inc. (office furniture)	0.39	-0.44
iRadimed Corp.
(intravenous infusion pump systems)	0.20	-0.44

We continue to focus on small cap growth companies that are less exposed to foreign currency translation issues, but are mindful that trends can reverse.  We also continue, as we have done for over 20 years, to focus on finding relative value within growth companies; companies with strong balance sheets, visible earnings streams that can meet or beat expectations, and whose valuations are, in our opinion, sustainable or have opportunity to expand.

We again thank you for your support.

Sincerely,

Richard J. Johnson	Jeff B. Curtis
Chief Investment Officer	President

This material must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the Fund, including investment objectives, risks and expenses.

Past performance is no guarantee of future results.

This report reflects our views, opinions and portfolio holdings as of September 30, 2016, the end of the reporting period.  These views are subject to change at any time based on market and other conditions and we disclaim any responsibility to update these views.  The views should not be relied on as investment advice or an indication of trading intent on behalf of the Fund.

Mutual fund investing involves risk, principal loss is possible.  The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Please refer to the Schedule of Investments for a complete listing of Fund holdings.

TCM SMALL CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited) (Continued)

Lipper Analytical Services, Inc. is an independent mutual fund research and ranking agency.  Each Lipper average represents a universe of funds with similar investment objectives.  The Russell 2000® Index is an unmanaged index that serves as a benchmark for small-cap stocks by measuring the performance of approximately 2,000 small-cap companies.  The Russell 2000® Growth Index is an unmanaged index representing those Russell 2000® Index companies with higher price-to-book ratios and future projected earnings according to the Frank Russell Company.  The S&P 500® Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks.

One cannot invest directly in an index.

Return on equity is the amount of net income returned as a percentage of shareholder equity.

Return on invested capital is a profitability ratio that measures the return that an investment generates for those who have provided capital, i.e. bondholders and stockholders.

Quasar Distributors, LLC, Distributor (11/16)

TCM SMALL CAP GROWTH FUND

VALUE OF $10,000 VS. RUSSELL 2000® GROWTH INDEX (Unaudited)

Average Annual Returns for the periods ended September 30, 2016

	One	Three	Five	Ten	Since Inception
	Year	Year	Year	Year	(10/1/2004)
TCM Small Cap Growth Fund	8.42%	7.87%	17.07%	6.83%	9.28%
Russell 2000® Growth Index	12.12%	6.58%	16.15%	8.29%	8.67%
Lipper Small Cap Growth Average	9.90%	4.87%	14.32%	7.53%	8.18%

This chart illustrates the performance of a hypothetical $10,000 investment made on September 30, 2006, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-536-3230.

The Fund imposed a 1% redemption fee on shares held for less than 60 days, however, effective January 29, 2016 the 1.00% redemption fee was eliminated. Performance does not reflect the redemption fee. If reflected, total returns would be reduced.

TCM SMALL CAP GROWTH FUND

FUND INFORMATION at September 30, 2016 (Unaudited)

Basic Fund Facts

Ticker Symbol	TCMSX
Inception Date	10/1/04
Total Net Assets	$270 million
Total Operating Expenses*	0.94%

*	Expense Ratio as of most recent prospectus dated January 29, 2016. Please see the Fund’s Financial Highlights for the most recent expense ratio.

Top Ten Holdings (% of net assets)

Tower Semiconductor Ltd.	2.6%	Heska Corp.	2.2%
MasTec, Inc.	2.4%	Take-Two Interactive Software, Inc.	2.2%
Waste Connections, Inc.	2.4%	Power Integrations, Inc.	2.1%
LKQ Corp.	2.3%	Dycom Industries, Inc.	2.0%
VCA, Inc.	2.3%	Omnicell, Inc.	1.9%

Sector Allocation (% of net assets)

**	Cash equivalents and other assets in excess of liabilities.

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2016

Shares		Value

COMMON STOCKS - 95.6%

Aerospace & Defense - 3.7%
80,548	B/E Aerospace, Inc.	$4,161,110
29,896	Cubic Corp.	1,399,432
62,118	HEICO Corp.	4,298,565
		9,859,107

Airlines - 0.9%
59,168	Spirit Airlines, Inc.*	2,516,415

Banks - 1.9%
65,874	Bank of the Ozarks, Inc.	2,529,562
71,626	Western
	Alliance Bancorp*	2,688,840
		5,218,402

Building Products - 3.3%
79,363	Apogee Enterprises, Inc.	3,546,732
122,845	Continental Building
	Products, Inc.*	2,578,517
44,923	Patrick Industries, Inc.*	2,781,632
		8,906,881

Commercial Services & Supplies - 4.8%
213,054	Casella Waste
	Systems, Inc.*	2,194,456
52,932	Healthcare Services
	Group, Inc.	2,095,049
58,259	Ritchie Bros.
	Auctioneers, Inc.	2,043,143
87,414	Waste Connections, Inc.	6,529,826
		12,862,474

Communications Equipment - 0.3%
41,816	Ciena Corp.*	911,589

Construction & Engineering - 7.8%
65,751	Dycom Industries, Inc.*	5,377,117
70,096	EMCOR Group, Inc.	4,179,123
215,633	MasTec, Inc.*	6,412,925
47,776	MYR Group, Inc.*	1,438,058
132,916	Quanta Services, Inc.*	3,720,319
		21,127,542

Construction Materials - 2.3%
26,254	Eagle Materials, Inc.	2,029,434
240,515	Headwaters, Inc.*	4,069,514
		6,098,948

Distributors - 2.3%
175,250	LKQ Corp.*	6,214,365

Diversified Consumer Services - 1.0%
39,681	Bright Horizons
	Family Solutions, Inc.*	2,654,262

Diversified Telecommunication Services - 1.3%
116,496	Zayo Group
	Holdings, Inc.*	3,461,096

Electrical Equipment - 0.8%
8,441	Acuity Brands, Inc.	2,233,489

Electronic Equipment,
Instruments & Components - 2.3%
71,483	Fabrinet*	3,187,427
22,870	Littelfuse, Inc.	2,945,885
		6,133,312

Energy Equipment & Services - 1.4%
98,870	TETRA
	Technologies, Inc.*	604,096
34,677	U.S. Silica
	Holdings, Inc.	1,614,561
80,389	Unit Corp.*	1,495,235
		3,713,892

Food & Staples Retailing - 1.3%
29,163	Casey’s General
	Stores, Inc.	3,503,934

Food Products - 0.7%
22,825	Treehouse Foods, Inc.*	1,990,112

Health Care Providers & Services - 6.6%
20,284	AmSurg Corp.*	1,360,042
23,418	Athenahealth, Inc.*	2,953,478
40,932	Centene Corp.*	2,740,807
63,824	The Ensign Group, Inc.	1,284,777
61,304	Envision Healthcare
	Holdings, Inc.*	1,365,240
92,810	HMS Holdings Corp.*	2,057,598
87,091	VCA, Inc.*	6,094,628
		17,856,570

Health Care Technology - 4.5%
135,419	Omnicell, Inc.*	5,186,548
100,138	Veeva Systems, Inc.*	4,133,696

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2016 (Continued)

Shares		Value

COMMON STOCKS - 95.6% (Continued)

Health Care Technology - 4.5% (Continued)
174,467	Vocera
	Communications, Inc.*	$2,948,492
		12,268,736

Hotels, Restaurants & Leisure - 3.5%
9,706	Buffalo Wild Wings, Inc.*	1,366,022
60,233	Chuy’s Holdings, Inc.*	1,682,910
120,597	Kona Grill, Inc.*	1,515,904
150,964	Penn National
	Gaming, Inc.*	2,048,582
75,490	Texas Roadhouse, Inc.	2,946,375
		9,559,793

Insurance - 2.3%
46,263	Amerisafe, Inc.	2,719,339
163,080	Kinsale Capital
	Group, Inc.	3,587,760
		6,307,099

Internet Software & Services - 1.8%
55,711	Envestnet, Inc.*	2,030,666
77,258	New Relic, Inc.*	2,960,526
		4,991,192

IT Services - 4.9%
159,053	Acxiom Corp.*	4,238,763
97,663	Booz Allen Hamilton
	Holding Corp. - Class A	3,087,127
95,897	Cardtronics Plc*	4,277,006
14,464	WEX, Inc.*	1,563,414
		13,166,310

Life Sciences Tools & Services - 3.0%
36,512	ICON Plc*	2,824,933
48,481	Medpace Holdings, Inc.*	1,447,643
67,972	PRA Health
	Sciences, Inc.*	3,841,098
		8,113,674

Machinery - 2.0%
57,387	John Bean
	Technologies Corp.	4,048,653
10,357	Middleby Corp.*	1,280,332
		5,328,985

Pharmaceuticals - 2.2%
106,982	Heska Corp.*	5,823,030

Professional Services - 2.1%
31,908	CEB, Inc.	1,738,029
106,173	On Assignment, Inc.*	3,853,018
		5,591,047

Semiconductors &
Semiconductor Equipment - 13.8%
40,650	CEVA, Inc.*	1,425,596
88,796	DSP Group, Inc.*	1,066,440
414,653	FormFactor, Inc.*	4,498,985
79,488	Inphi Corp.*	3,458,523
98,659	Integrated Device
	Technology, Inc.*	2,279,023
104,946	Microsemi Corp.*	4,405,633
88,912	Power Integrations, Inc.	5,604,123
63,130	Qorvo, Inc.*	3,518,866
466,462	Tower
	Semiconductor Ltd.*	7,080,893
165,538	Ultratech, Inc.*	3,820,617
		37,158,699

Software - 9.4%
51,930	CommVault
	Systems, Inc.*	2,759,041
97,763	Globant S.A.*	4,117,777
23,782	NICE-Systems
	Ltd. - ADR	1,591,967
75,893	Pegasystems, Inc.	2,238,085
65,531	PTC, Inc.*	2,903,679
145,245	RealPage, Inc.*	3,732,796
131,834	Take-Two Interactive
	Software, Inc.*	5,943,077
73,985	Talend S.A. - ADR*	1,935,448
		25,221,870

Specialty Retail - 1.8%
34,924	Burlington Stores, Inc.*	2,829,542
47,954	Five Below, Inc.*	1,932,067
		4,761,609

Textiles, Apparel & Luxury Goods - 0.8%
36,403	Columbia
	Sportswear Co.	2,065,506

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2016 (Continued)

Shares	Value

COMMON STOCKS - 95.6% (Continued)

Trading Companies & Distributors - 0.8%
130,585	H&E Equipment
Services, Inc.	$2,188,605

TOTAL COMMON STOCKS
(Cost $211,477,658)	257,808,545

SHORT-TERM INVESTMENTS - 2.7%

Money Market Funds - 2.7%
7,303,150	Invesco Short-Term
Investments Trust
Government
TaxAdvantage
Portfolio - Institutional
Class, 0.120%(1)	7,303,150

TOTAL SHORT-TERM INVESTMENTS
(Cost $7,303,150)	7,303,150
TOTAL INVESTMENTS
IN SECURITIES - 98.3%
(Cost $218,780,808)	265,111,695
Other Assets in
Excess of Liabilities - 1.7%	4,465,739
TOTAL NET ASSETS - 100.0%	$269,577,434

*	Non-income producing security.
ADR	American Depositary Receipt
(1)	Seven-day yield as of September 30, 2016.

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor’s (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation.

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

EXPENSE EXAMPLE For the Six Months Ended September 30, 2016 (Unaudited)

As a shareholder of the TCM Small Cap Growth Fund (the “Fund”), you incur ongoing costs, including investment advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/16 – 9/30/16).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently, a $15.00 fee is charged by the Fund’s transfer agent.  Effective January 29, 2016 the 1.00% redemption fee was eliminated.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

TCM SMALL CAP GROWTH FUND

EXPENSE EXAMPLE For the Six Months Ended September 30, 2016 (Unaudited) (Continued)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	4/1/16	9/30/16	4/1/16 – 9/30/16*
Actual	$1,000.00	$1,110.90	$5.01
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.25	$4.80

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.95% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 183/366 (to reflect one-half year period).

TCM SMALL CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES at September 30, 2016

ASSETS
Investments in securities, at value (cost $218,780,808) (Note 2)	$265,111,695
Receivables:
Investment securities sold	5,906,132
Fund shares sold	1,354,737
Dividends and interest	9,214
Prepaid expenses	14,407
Total assets	272,396,185

LIABILITIES
Payables:
Fund shares redeemed	658,169
Investment securities purchased	1,905,918
Investment advisory fees, net	171,934
Administration fees	26,571
Fund accounting fees	12,076
Custody fees	3,986
Transfer agent fees	3,985
Trustee fees	4,016
Chief Compliance Officer fees	1,528
Other accrued expenses	30,568
Total liabilities	2,818,751
NET ASSETS	$269,577,434
Net Asset Value (unlimited shares authorized):
Net assets	$269,577,434
Shares of beneficial interest issued and outstanding	9,314,892
Net asset value, offering and redemption price per share	$28.94

COMPONENTS OF NET ASSETS
Paid-in capital	$237,752,270
Accumulated net investment loss	(1,117,012)
Accumulated net realized loss on investments	(13,388,711)
Net unrealized appreciation of investments	46,330,887
Net assets	$269,577,434

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2016

INVESTMENT INCOME
Income
Dividends (net of $2,945 of foreign withholding tax, respectively)	$1,270,106
Interest	7,921
Total investment income	1,278,027

EXPENSES (Note 3)
Investment advisory fees	2,021,496
Administration fees	158,935
Fund accounting fees	69,178
Transfer agent fees	30,487
Custody fees	27,812
Audit fees	26,975
Registration fees	21,198
Trustees fees	15,528
Miscellaneous expenses	11,609
Chief Compliance Officer fees	9,425
Reports to shareholders	8,339
Legal fees	6,901
Insurance expenses	2,696
Total expenses	2,410,579
Less: fees waived	(15,540)
Net expenses	2,395,039
Net investment loss	(1,117,012)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(12,580,096)
Change in net unrealized appreciation/depreciation on investments	34,593,612
Net realized and unrealized gain on investments	22,013,516
Net increase in net assets resulting from operations	$20,896,504

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2016	September 30, 2015
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(1,117,012)	$(1,176,914)
Net realized gain (loss) on investments	(12,580,096)	38,496,788
Change in net unrealized appreciation/
depreciation on investments	34,593,612	(20,004,032)
Net increase in net assets
resulting from operations	20,896,504	17,315,842

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain	(37,200,174)	(40,173,301)
Total distributions to shareholders	(37,200,174)	(40,173,301)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived
from net change in outstanding shares(1)	31,662,157	2,637,904
Total increase (decrease) in net assets	15,358,487	(20,219,555)

NET ASSETS
Beginning of year	254,218,947	274,438,502
End of year	$269,577,434	$254,218,947
Accumulated net investment loss	$(1,117,012)	$—

(1)	Summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2016		September 30, 2015
	Shares	Value	Shares	Value
Shares sold	1,367,299	$37,111,950	1,349,228	$45,177,161
Shares issued in
reinvested of
distributions	1,319,720	37,150,105	1,281,126	40,112,055
Shares redeemed(2)	(1,572,286)	(42,599,898)	(2,443,816)	(82,651,312)
Net increase	1,114,733	$31,662,157	186,538	$2,637,904

(2)	Net of redemption fees of $363 and $1,267, respectively. Effective January 29, 2016 the 1.00% redemption fee was eliminated.

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended September 30,
	2016	2015	2014	2013	2012
Net asset value,
beginning of year	$31.00	$34.25	$39.38	$29.72	$23.03
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(1)	(0.12)	(0.14)	(0.17)	(0.12)	(0.10)
Net realized and unrealized
gain on investments	2.60	1.96	3.91	10.48	6.79
Total from
investment operations	2.48	1.82	3.74	10.36	6.69
LESS DISTRIBUTIONS
From net realized gain	(4.54)	(5.07)	(8.87)	(0.70)	—
Total distributions	(4.54)	(5.07)	(8.87)	(0.70)	—
Paid-in capital from
redemption fees (Note 2)	— *	— *	— *	—	— *
Net asset value, end of year	$28.94	$31.00	$34.25	$39.38	$29.72
Total return	8.42%	5.17%	10.09%	35.77%	29.05%
SUPPLEMENTAL DATA:
Net assets, end
of year (millions)	$269.6	$254.2	$274.4	$257.8	$229.3
Portfolio turnover rate	134%	137%	149%	137%	102%
RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived/recouped	0.95%	0.93%	0.92%	0.93%	0.94%
After fees waived/recouped	0.95%	0.93%	0.92%	0.93%	0.94%
RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees waived/recouped	(0.44)%	(0.41)%	(0.46)%	(0.38)%	(0.34)%
After fees waived/recouped	(0.44)%	(0.41)%	(0.46)%	(0.38)%	(0.34)%

(1)	Calculated using average shares outstanding method.
*	Amount does not round to $0.01 per share.

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – September 30, 2016

NOTE 1 – ORGANIZATION

The TCM Small Cap Growth Fund (the “Fund”) is a diversified series of shares of beneficial interest of the Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Collection Topic 946 “Financial Services – Investment Companies.” The Fund commenced operations on October 1, 2004.

The Fund’s investment objective is to seek long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITS”), Business Development Companies (“BDC’s”) and Master Limited Partnerships (“MLP’s”), that are traded on U.S. national or foreign securities exchanges, are valued at either the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities, which may include REITS, BCD’s and MLP’s, that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described earlier in this note, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – September 30, 2016 (Continued)

hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would  use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2016. See the Schedule of Investments for industry breakouts.

	Level 1	Level 2	Level 3	Total
Common Stocks	$257,808,545	$—	$—	$257,808,545
Short-Term Investments	7,303,150	—	—	7,303,150
Total Investments
in Securities	$265,111,695	$—	$—	$265,111,695

It is the Fund’s policy to recognize transfers between levels at the end of the Fund’s reporting period.

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – September 30, 2016 (Continued)

There were no transfers made into or out of Level 1or 2 as of September 30, 2016.

B.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31 and net investment losses incurred after December 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. As of September 30, 2016, the Fund has late year losses of $1,117,012 and post-October losses of $11,935,188.

As of September 30, 2016, there were no Capital Loss Carryovers for the Fund.

As of September 30, 2016, the Fund did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Fund identifies its major tax jurisdiction as U.S. Federal and the Commonwealth of Massachusetts; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

C.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITS generally are comprised of ordinary income, capital gains and may include return of capital. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.	Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – September 30, 2016 (Continued)

are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

E.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

F.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (the “NYSE”) is closed for trading. The offering and redemption price is equal to the Fund’s NAV per share. The Fund charged a 1.00% redemption fee on shares held less than 60 days, however, effective January 29, 2016, the redemption fee was eliminated. This fee was deducted from the redemption proceeds otherwise payable to the shareholder. The Fund retained the fee charged as paid-in capital and such fees become part of the Fund’s daily NAV calculation.

G.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

H.
Reclassification of Capital Accounts.  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  These differences are primarily due to prior year equalization and net operating loss.  For the year ended September 30, 2016, there were no reclassifications.

I.
Subsequent Events. In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined that there are no subsequent events that would need to be disclosed in the Fund’s Financial Statements.

J.	Recent Accounting Pronouncement. In May 2015, the FASB issued ASU No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – September 30, 2016 (Continued)

Value per Share (or Its Equivalent).” The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Tygh Capital Management, Inc., (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.80% based upon the average daily net assets of the Fund. The amount of investment advisory fees incurred by the Fund for the year ended September 30, 2016, is disclosed in the Statement of Operations. The investment advisory fees incurred are paid monthly to the Advisor, net of any monthly waiver or reimbursement discussed below.

The Advisor has contractually agreed to limit the Fund’s annual ratio of expenses to 0.95% of the Fund’s average daily net assets. The contract’s term is indefinite and may be terminated only by the Board of Trustees. The amount of fees waived by the Advisor for the year ended September 30, 2016, is disclosed in the Statement of Operations.

The Advisor is permitted to seek reimbursement from the Fund, subject to limitations, for fees waived and/or Fund expenses it pays over the following three years after payment. At September 30, 2016, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was $15,540. The Advisor may recapture a portion of the above amount no later than the dates as stated. Any recapture of a fee waived or expense reimbursed should occur prior to the end of the third fiscal year after the reimbursement was paid.

Date of Expiration	Amount
September 30, 2019	$15,540

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon the Board of Trustee’s review and approval.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s administrator, fund accountant and transfer agent. In those capacities USBFS maintains the Fund’s books and records, calculates

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – September 30, 2016 (Continued)

the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees. The officers of the Trust and the Chief Compliance Officer are also employees of USBFS. Fees paid by the Fund to USBFS for these services for the year ended September 30, 2016, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. U.S. Bank N.A. (the “Custodian”) serves as custodian to the Fund. Both the Distributor and Custodian are affiliates of USBFS.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year ended September 30, 2016, the cost of purchases and the proceeds from the sale of securities, excluding short-term investments, were $331,325,909 and $336,114,748, respectively.

There were no purchases or sales of long-term U.S. Government securities for the year ended September 30, 2016.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended September 30, 2016 and the year ended September 30, 2015 were as follows:

	September 30, 2016	September 30, 2015
From net investment income	$8,365,300	$25,969,062
Long-term capital gain	28,834,874	14,204,239

As of September 30, 2016, the components of distributable (accumulated) earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$220,234,331
Gross tax unrealized appreciation	49,839,746
Gross tax unrealized depreciation	(4,962,382)
Net tax unrealized appreciation	44,877,364
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated gain/(loss)	(13,052,200)
Total accumulated gains	$31,825,164

(a)	At September 30, 2016, the difference between book basis and tax basis unrealized appreciation was attributable primarily to the treatment of wash sales.

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – September 30, 2016 (Continued)

NOTE 6 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Fund a credit facility pursuant to a separate Loan and Security Agreement for temporary or extraordinary purposes. The maximum line of credit as of September 30, 2016 for the Fund was $20 million. During the year ended September 30, 2016, the Fund did not utilize its line of credit. At September 30, 2016, the Fund did not have a loan payable balance.

TCM SMALL CAP GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of TCM Small Cap Growth Fund and
The Board of Trustees of Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the TCM Small Cap Growth Fund, a series of Professionally Managed Portfolios (the “Trust”), as of September 30, 2016 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers or through other appropriate auditing procedures where replies from brokers were unable to be obtained.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the TCM Small Cap Growth Fund as of September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 28, 2016

TCM SMALL CAP GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 8, 2016, the Board (which is comprised of five persons all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between Professionally Managed Portfolios (the “Trust”) and Tygh Capital Management, Inc. (the “Advisor”) for the TCM Small Cap Growth Fund (the “Fund”).  At this meeting and at a prior meeting held on May 23, 2016, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Trustees considered the nature, extent and quality of the Advisor’s overall services provided to the Fund as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio manager, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s disaster recovery/business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss fund performance and investment outlook, as well as, various marketing and compliance topics, including the Advisor’s risk management process.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

2.
The Fund’s historical performance and the overall performance of the Advisor.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund on both an absolute basis, and in comparison to its peer funds utilizing Morningstar classifications and appropriate securities benchmarks.

TCM SMALL CAP GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing the Fund’s performance against its comparative peer group universe, the Board took into account that the investment objective and strategy of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.

The Board noted that the Fund’s performance was in-line with its peer group median for the year-to-date and one-year periods and outperformed its peer group median for the three-year, five-year and ten-year periods ended March 31, 2016.  The Board also considered the Fund’s underperformance compared to the Advisor’s other similarly managed accounts for the one-year, three-year, five-year and ten-year periods ended March 31, 2016 and the reasons given by the Advisor for such differences.  The Board also considered the performance of the TCM Small Cap Growth Fund against its broad-based securities market benchmark, noting it outperformed for the one-year, three-year, and five-year periods and underperformed for the ten-year period ended March 31, 2016.

3.
The costs of the services provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to the peer funds and similarly managed separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into consideration the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.  The Trustees noted that the fees charged to the Fund were generally in line with the fees charged by the Advisor to its similarly managed separate account clients, and to the extent the fees differed, noted it was due to a number of factors.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 0.95% for the Fund (the “Expense Cap”), but was currently operating below this level.  The Board noted that the Fund’s advisory fee and net expense ratio were lower than those of its peer group median and average.  The Board concluded that the fees paid to the Advisor were fair and reasonable in light of the comparative performance and advisory fee information.

4.	Economies of Scale. The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders.

TCM SMALL CAP GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed its specified Expense Cap.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels increase.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Fund.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund, particularly benefits received in exchange for “soft dollars” paid to the Advisor.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Advisor, including the Fund’s advisory fee, was fair and reasonable.  The Board therefore determined that the continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

TCM SMALL CAP GROWTH FUND

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series.  The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

Number of
		Term		Portfolios	Other
		of Office		in Fund	Directorships
	Position	and Length	Principal	Complex(2)	Held During
Name, Address	with the	of Time	Occupation During	Overseen	the Past
And Age	Trust	Served	Past Five Years	by Trustees	5 Years

Independent Trustees of the Trust(1)

Dorothy A. Berry	Chairman	Indefinite	Formerly, President,	1	Director, PNC
(born 1943)	and	Term;	Talon Industries, Inc.		Funds, Inc.
c/o U.S. Bancorp	Trustee	Since	(business consulting);
Fund Services, LLC		May	formerly, Executive Vice
2020 E. Financial Way		1991.	President and Chief
Suite 100			Operating Officer,
Glendora, CA 91741			Integrated Asset
Management
(investment adviser
and manager) and
formerly, President,
Value Line, Inc.
(investment advisory
and financial
publishing firm).

Wallace L. Cook	Trustee	Indefinite	Investment Consultant;	1	The Dana
(born 1939)		Term;	formerly, Chief Executive		Foundation;
c/o U.S. Bancorp		Since	Officer, Rockefeller		The Univ. of
Fund Services, LLC		May	Trust Co., (prior thereto		Virginia Law
2020 E. Financial Way		1991.	Senior Vice President),		School
Suite 100			and Managing Director,		Foundation.
Glendora, CA 91741			Rockefeller & Co.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton Simon,
Inc. (international
consumer products
conglomerate.)

TCM SMALL CAP GROWTH FUND

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios	Other
		of Office		in Fund	Directorships
	Position	and Length	Principal	Complex(2)	Held During
Name, Address	with the	of Time	Occupation During	Overseen	the Past
And Age	Trust	Served	Past Five Years	by Trustees	5 Years

Eric W. Falkeis	Trustee	Indefinite	Chief Operating Officer,	1	Interested
(born 1973)		Term;	Direxion Funds since		Trustee,
c/o U.S. Bancorp		Since	2013; formerly, Senior		Direxion
Fund Services, LLC		September	Vice President and		Funds,
615 East Michigan St.		2011.	Chief Financial		Direxion ETF
Milwaukee, WI 53202			Officer (and other		Trust and
			positions), U.S. Bancorp		Direxion
			Fund Services, LLC		Variable Trust.
since 1997.

Carl A. Froebel	Trustee	Indefinite	Formerly, President and	1	None.
(born 1938)		Term;	Founder, National
c/o U.S. Bancorp		Since	Investor Data Services,
Fund Services, LLC		May	Inc. (investment related
2020 E. Financial Way		1991.	computer software).
Suite 100
Glendora, CA 91741

Steven J. Paggioli	Trustee	Indefinite	Consultant, since	1	Independent
(born 1950)		Term;	July 2001; formerly,		Trustee,
c/o U.S. Bancorp		Since	Executive Vice		AMG Funds;
Fund Services, LLC		May	President, Investment		Advisory
2020 E. Financial Way		1991.	Company Administration,		Board
Suite 100			LLC (mutual fund		Member,
Glendora, CA 91741			administrator).		Sustainable
Growth
Advisers, LP;
Independent
Director,
Chase
Investment
Counsel.

TCM SMALL CAP GROWTH FUND

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios	Other
		of Office		in Fund	Directorships
	Position	and Length	Principal	Complex(2)	Held During
Name, Address	with the	of Time	Occupation During	Overseen	the Past
And Age	Trust	Served	Past Five Years	by Trustees	5 Years

Officers of the Trust

Elaine E. Richards	President	Indefinite	Vice President and	Not	Not
(born 1968)		Term;	Legal Compliance	Applicable	Applicable
c/o U.S. Bancorp		Since	Officer, U.S. Bancorp
Fund Services, LLC		March	Fund Services, LLC,
2020 E. Financial Way		2013.	since July 2007.
Suite 100	Secretary	Indefinite
Glendora, CA 91741		Term;
Since
February
2008.

Aaron J. Perkovich	Treasurer	Indefinite	Vice President,	Not	Not
(born 1973)		Term;	U.S. Bancorp Fund	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Services, LLC,
Fund Services, LLC		August	since June 2006.
615 East Michigan St.		2016.
Milwaukee, WI 53202

James Matel	Assistant	Indefinite	Vice President (and	Not	Not
(born 1971)	Treasurer	Term;	other positions),	Applicable.	Applicable.
c/o U.S. Bancorp		Since	U.S. Bancorp Fund
Fund Services, LLC		June	Services, LLC
615 East Michigan St.		2006.	since July 1995.
Milwaukee, WI 53202

Melissa Breitzman	Assistant	Indefinite	Officer, U.S. Bancorp	Not	Not
(born 1983)	Treasurer	Term;	Fund Services, LLC	Applicable.	Applicable.
c/o U.S. Bancorp		Since	since June 2005.
Fund Services, LLC		August
615 East Michigan St.		2016.
Milwaukee, WI 53202

Craig Benton	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1985)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Bancorp Fund
Fund Services, LLC		August	Services, LLC since
615 East Michigan St.		2016.	November 2007.
Milwaukee, WI 53202

TCM SMALL CAP GROWTH FUND

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios	Other
		of Office		in Fund	Directorships
	Position	and Length	Principal	Complex(2)	Held During
Name, Address	with the	of Time	Occupation During	Overseen	the Past
And Age	Trust	Served	Past Five Years	by Trustees	5 Years

Jordan Dasko	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1984)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Bancorp Fund
Fund Services, LLC		August	Services, LLC
615 East Michigan St.		2016.	since July 2007.
Milwaukee, WI 53202

Donna Barrette	Chief	Indefinite	Senior Vice	Not	Not
(born 1966)	Compliance	Term;	President and	Applicable.	Applicable.
c/o U.S. Bancorp	Officer	Since	Compliance Officer
Fund Services, LLC		July	(and other positions),
615 East Michigan St.		2011.	U.S. Bancorp Fund
Milwaukee, WI 53202	Anti-Money	Indefinite	Services, LLC since
	Laundering	Term;	August 2004.
	Officer	Since
July
2011.
	Vice	Indefinite
	President	Term;
Since
July
2011.

(1)	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other services within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other services.

TCM SMALL CAP GROWTH FUND

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION (Unaudited)

For the fiscal year ended September 30, 2016, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012.

The percentage of dividends declared from ordinary income designated as qualified dividend income was 17.51%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2016, was 17.45%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for the fiscal year ended September 30, 2016, was 100.00%.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third quarters with the SEC on Form N-Q. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.  The Fund’s Form N-Q is available without charge, upon request, by calling (800) 536-3230. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 536-3230 and on the Fund’s website at www.tyghcap.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 months ending June 30 is available without charge, upon request, by calling (800) 536-3230 or through the SEC’s website at www.sec.gov.

TCM SMALL CAP GROWTH FUND

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund will reduce the number of duplicate prospectuses, proxy statements and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. If you would like to discontinue householding for your accounts, please call the transfer agent toll free at (800) 536-3230 to request individual copies of these documents. The Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 536-3230. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Fund’s website at www.tyghcap.com.

TCM SMALL CAP GROWTH FUND

PRIVACY NOTICE

The Fund collects non-public personal information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us verbally; and/or
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholder or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from the governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Investment Advisor
Tygh Capital Management, Inc.
1211 SW Fifth Avenue, Suite 2100
Portland, Oregon  97204

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103-3638

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, New York  10103

Custodian
U.S. Bank N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent, Fund Accountant
and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
1-800-536-3230

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

TCM Small Cap Growth Fund
Symbol – TCMSX
CUSIP – 742935455

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

       TCM Small Cap Growth Fund
	FYE 9/30/2016	FYE 9/30/2015
Audit Fees	$23,800	$23,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

          TCM Small Cap Growth Fund
Non-Audit Related Fees	FYE 9/30/2016	FYE 9/30/2015
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios
By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date     December 2, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date     December 2, 2016

By (Signature and Title)*     /s/Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date     December 2, 2016

* Print the name and title of each signing officer under his or her signature.